                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 3, 2002




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                  1-15343                     73-1462856
     (State or other             (Commission                 (I.R.S. Employer
      jurisdiction of            File Number)               Identification No.)
      incorporation)



 One Technology Center, Tulsa, Oklahoma                           74103
(Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code: 918-547-6000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On January 12, 2001, Williams Communications Group, Inc. (the "Registrant") filed a Registration Statement on Form S-3, File No. 333-53696 (the "Original Registration Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of $2,000,000,000 in securities of the Registrant. On December 18, 2001, the Registrant filed Post-Effective Amendment No. 1 (the "Post-Effective Amendment") to the Original Registration Statement (the Original Registration Statement, as amended by the Post-Effective Amendment, the "Registration Statement"). Effective as of December 31, 2001, the Commission declared the Registration Statement effective. (The definitive prospectus contained in the Registration Statement is herein referred to as the "Prospectus.")

         On January 10, 2002, the Registrant intends to file with the Commission a supplement to the Prospectus relating to the issuance and sale of shares of the Registrant's Class A common stock. In connection therewith, the Registrant is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

         The Registrant files the following exhibits as part of this report on Form 8-K:

         Exhibit 5. Opinion of P. David Newsome, Jr., Esq., regarding the legality of the securities.

         Exhibit 23. Consent of P. David Newsome, Jr., Esq. (included in Exhibit
         5).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIAMS COMMUNICATIONS GROUP, INC.




Date: January 10, 2002                  /s/ Kathryn J. Kindell
                                        -------------------------------
                                        Name:    Kathryn J. Kindell
                               Title:   Assistant Corporate Secretary